EXHIBIT 99.2

IA GLOBAL ANNOUNCES MARCH 31, 2004 QUARTER SALES INCREASE TO $2,031,000

BURLINGAME, CA  May 18, 2004/PRNewswire-FirstCall/ --

IA Global Inc. (Amex: IAO) announced the results of its first quarter ended March 31, 2004. Revenues increased to $2,031,000 from $5,000 in the first quarter of 2003. Gross profit increased to $520,000, or 25.6%, from a gross profit loss of $104,000 for the same period in 2003. The net loss decreased to $469,000 from $719,000 in the first quarter of 2003. The net loss per share was $.01 for the quarters ended March 31, 2004 and 2003.

The Company ended the quarter with cash and cash equivalents of $4,473,000, net working capital of $1,786,000 and stockholder's equity of $2,350,000.

The company's CEO, Alan Margerison, said, "We are pleased with the results of our business for the first quarter. We acquired our 60.5% interest in Rex Tokyo on March 18, 2004 and their results were included in operations for thirteen days. The Company strengthened its balance sheet during the quarter with a $1,500,000 convertible loan from a related party. We expect second quarter consolidated revenues of $5,500,000- $6,000,000 and believe the Company is positioned for growth."

ABOUT IA GLOBAL INC.

IA Global, Inc. is a public holding company focused on acquiring companies that operate in the entertainment, media and technology areas. Through our 67% equity interest in Fan Club Entertainment Ltd., we provide advertising, merchandising, publishing, website and data management services to Cyberbred Ltd., which manages the fan club in Japan for Marvel Entertainment Inc. and Marvel Characters Inc. We have developed an Internet acceleration product and service and market these products and services through our joint venture company, QuikCAT Australia, in the Australia and New Zealand markets. We also recently acquired a 60.5% equity interest in Rex Tokyo Ltd., a supplier and maintenance contractor of parts to the Pachinko and slot machine gaming industry in Japan.

For further information, contact:
Mark Scott, CFO
IA Global Inc.
533 Airport Blvd. Suite 400
Burlingame CA  94010
650-685-2402 (t)
650-685-2404 (f)
scott@iaglobalinc.com
www.iaglobalinc.com

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE REGARDING IA GLOBAL INC.'S BUSINESS, WHICH ARE NOT HISTORICAL FACTS, ARE "FORWARD-LOOKING STATEMENTS" THAT INVOLVE RISKS AND UNCERTAINTIES. FOR A DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS, SEE "RISK FACTORS" IN THE COMPANY'S PROSPECTUS. INVESTORS AND PROSPECTIVE INVESTORS SHOULD READ THIS PRESS RELEASE IN CONJUNCTION WITH THE COMPANY'S REPORTS ON FORM 10-K, FORMS 10-Q AND OTHER FORMS AS FILED WITH THE SEC.

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
                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEET
                                                                                   March 31,       December 31,
                                                                                     2004              2003
                                                                                 ------------      ------------
                                                                                  (unaudited)        (audited)
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents ................................................     $  4,472,935      $    676,782
  Accounts receivable, net of allowance for doubtful
     accounts of $100,620 and $0, respectively .............................        3,468,015         1,266,335
  Consumption and deferred tax receivable ..................................           17,394            49,482
  Notes receivable .........................................................           29,222                 -
  Inventories ..............................................................          767,789                 -
  Prepaid costs ............................................................          126,834           438,142
  Subscription receivable ..................................................                -           400,000
  Other current assets .....................................................           62,134           296,163
                                                                                 ------------      ------------
   Total current assets ....................................................        8,944,323         3,126,904

EQUIPMENT, NET .............................................................          265,193               812

OTHER ASSETS
  Intangible assets, net ...................................................          875,368         1,014,685
  Deferred tax asset .......................................................          331,447                 -
  Loan to QuikCAT Australia Pty Ltd ........................................          100,168            74,849
  Investment in QuikCAT Australia Pty Ltd ..................................           50,819                 -
  Loan to Innovative Computing Group, Inc. .................................          100,629                 -
  Other assets .............................................................          120,734                 -
                                                                                 ------------      ------------

                                                                                 $ 10,788,680      $  4,217,250
                                                                                 ============      ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade .................................................     $  4,953,036      $    861,149
  Accrued liabilities ......................................................          522,095           138,580
  Convertible loan payable - related party .................................        1,500,000                 -
  Deferred revenue .........................................................                -           463,119
  Investment in QuikCAT Australia Pty Ltd ..................................                -             1,137
  Income taxes payable - foreign ...........................................          183,615            23,754
                                                                                 ------------      ------------
   Total current liabilities ...............................................        7,158,746         1,487,739
                                                                                 ------------      ------------

LONG TERM  LIABILITIES:
  Other ....................................................................           23,899                 -
                                                                                 ------------      ------------

MINORITY INTERESTS .........................................................        1,255,658            44,706
                                                                                 ------------      ------------

STOCKHOLDER'S EQUITY:
  Series B Preferred stock, $.01 par value, 5,000 shares authorized 1,158 and
   -0- issued and outstanding, respectively
   (liquidation value $1,158,000) ..........................................               12                12
  Common stock, $.01 par value, 75,000,000 shares authorized,
   72,356,324 and 71,894,324, issued and outstanding, respectively .........          723,563           718,943
  Paid in capital ..........................................................       26,183,266        26,049,286
  Accumulated deficit ......................................................      (24,616,747)      (24,147,785)
  Treasury stock ...........................................................          (50,000)          (50,000)
  Foreign currency translation adjustment ..................................          110,283           114,349
                                                                                 ------------      ------------
   Total stockholder's equity ..............................................        2,350,377         2,684,805
                                                                                 ------------      ------------

                                                                                 $ 10,788,680      $  4,217,250
                                                                                 ============      ============

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                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENT OF OPERATIONS
                                                                                 Three Months Ended March 31,
                                                                            -----------------------------------
                                                                                2004                   2003
                                                                            ------------           ------------
                                                                             (unaudited)            (unaudited)
REVENUE ..........................................................          $  2,030,746           $      5,149

COST OF SALES ....................................................             1,511,018                109,186
                                                                            ------------           ------------

GROSS PROFIT .....................................................               519,729               (104,037)
                                                                            ------------           ------------

EXPENSES:
  Selling, general and administrative expenses ...................               883,168                531,727
                                                                            ------------           ------------
         Total expenses ..........................................               883,168                531,727
                                                                            ------------           ------------

OPERATING LOSS ...................................................              (363,440)              (635,764)
                                                                            ------------           ------------

OTHER INCOME (EXPENSE):
  Interest income ................................................                 2,528                  1,054
  Interest expense ...............................................                (5,007)               (79,071)
  Other income (expense) .........................................                 2,648                 (4,676)
  Foreign currency translation adjustment ........................                 2,255                   (189)
  Gain on equity investment in QuikCAT
         Australia Pty Ltd .......................................                 1,956                      -
                                                                            ------------           ------------
         Total other income (expense) ............................                 4,379                (82,882)
                                                                            ------------           ------------

LOSS BEFORE MINORITY INTERESTS
  AND INCOME TAXES ...............................................              (359,060)              (718,646)

MINORITY INTERESTS ...............................................                34,364                      -
                                                                            ------------           ------------

LOSS BEFORE INCOME TAXES .........................................              (393,424)              (718,646)

INCOME TAXES:
  Current ........................................................                64,123                    332
  Deferred .......................................................                11,415                      -
                                                                            ------------           ------------

NET LOSS .........................................................          $   (468,962)          $   (718,978)
                                                                            ============           ============

Per share of Common-
  Basic net loss per share .......................................          $      (0.01)          $      (0.01)
                                                                            ============           ============
  Diluted net loss per share .....................................          $      (0.01)          $      (0.01)
                                                                            ============           ============
  Weighted average shares of common
         stock outstanding .......................................            71,965,401             51,797,556
  Weighted average shares of common stock
         and common equivalent shares
         outstanding .............................................            71,965,401             51,797,556


                                                     - 3 -
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                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                                                                       Three Months Ended
                                                                                 ------------------------------
                                                                                    2004                2003
                                                                                 -----------        -----------
                                                                                 (unaudited)        (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss .................................................................       $  (468,962)       $  (718,978)
Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization ............................................            66,270             90,687
Equity based compensation ................................................                 -             80,000
Equity gain from investment in QuickCAT Australia Pty Ltd. ...............            (1,956)                 -
Minority interests .......................................................           443,844                  -
Accrued interest on notes/loans payable ..................................              (948)                 -
Accounts receivable ......................................................           731,605           (265,330)
Consumption and deferred tax receivable ..................................            32,088                  -
Inventory ................................................................            60,426                  -
Prepaid costs ............................................................           311,308                  -
Deferred license fee receivable ..........................................                 -           (145,396)
Other current assets .....................................................           467,040           (290,653)
Deferred tax assets ......................................................            (8,171)                 -
Other assets .............................................................             2,009                  -
Accounts payable .........................................................           (50,144)           111,962
Accrued liabilites .......................................................          (115,562)           425,821
Other liabilities ........................................................            23,899                  -
Income taxes payable - foreign ...........................................           159,862             47,330
Deferred revenue .........................................................          (463,119)           830,011
                                                                                 -----------        -----------

NET CASH PROVIDED BY OPERATIONS ..........................................         1,189,490            165,454
                                                                                 -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in QuikCAT Australia Pty Ltd ..................................           (50,000)                 -
Cash of Rex Tokyo Co Ltd immediately following acquisition ...............         1,934,839                  -
Purchase of Rex Tokyo Co Ltd .............................................          (941,000)                 -
Purchase of iAccele Co Ltd ...............................................                 -         (1,085,711)
Purchases of capital expenditures ........................................          (111,656)                 -
Proceeds from sale of equipment ..........................................                 -           (200,496)
Other assets .............................................................            18,428              5,477
                                                                                 -----------        -----------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ......................           850,611         (1,280,730)
                                                                                 -----------        -----------

CASH PROVIDED BY FINANCING ACTIVITIES:
Proceeds from loan payable - related party ...............................         1,500,000            834,167
Loan to Innovative Computing Group, Inc. .................................          (100,000)                 -
Loan to QuikCAT Australia Pty Ltd. .......................................           (25,000)                 -
Proceeds from issuance of common stock ...................................           400,000                  -
Contribution of capital ..................................................                 -            277,311
                                                                                 -----------        -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES ................................         1,775,000          1,111,478
                                                                                 -----------        -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS .....................         3,815,101             (3,798)

EFFECT OF EXCHANGE RATE CHANGES ON CASH ..................................           (18,948)                 -

CASH AND CASH EQUIVALENTS, beginning of the period .......................           676,782            444,383
                                                                                 -----------        -----------

CASH AND CASH EQUIVALENTS, end of the period .............................       $ 4,472,935        $   440,585
                                                                                 ===========        ===========

Supplemental disclosures of cash flow information:
Interest paid ............................................................       $         -        $         -
Taxes paid ...............................................................       $         -        $         -
Non-cash financing activities:
Common stock issued for Rex Tokyo Co Ltd .................................       $   138,600        $         -
Common stock and options issued for services .............................       $         -        $   172,250
Contribution of debt to equity ...........................................       $         -        $    64,719
Conversion of preferred stock to common stock ............................       $         -        $   200,000


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